SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
               --------------------------------------------------
                                 March 24, 2004


                        CEDAR MOUNTAIN DISTRIBUTORS, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

            333-64840                                      91-2015441
    ------------------------                   ---------------------------------
    (Commission file number)                   (IRS employer identification no.)

          1236 East Frontier Lane, Olathe, Kansas           66062
         -----------------------------------------        ----------
         (Address of principal executive offices)         (Zip code)


                                 (913) 782-3068
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                   This document contains a total of 2 pages.

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Item 5. Other Events

         On March 24, 2004, Mr. James R. Smith resigned as an officer and director of the Registrant. Mr. Smith's resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. Immediately prior to Mr. Smith's resignation, Ms. Brenda Hall was appointed as a director of the Registrant and as the chief executive officer, president, chief financial officer, secretary and treasurer of the Registrant. Ms. Hall owns 10,000,000 shares of the Registrant's outstanding common stock which represents approximately 76% of the outstanding common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CEDAR MOUNTAIN DISTRIBUTORS, INC.




Date: March 24, 2004                By   /s/ Brenda Hall
                                      ------------------------------------------
                                       Brenda Hall
                                       President and Principal Executive Officer

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